                                                                    EXHIBIT 4.71

[Investec logo]

                                  CONFIRMATION

DATE:    4th February 2004

TO:      Andisa Treasury Solutions - favour of Durban Roodepoort Deep

ATTN:    Lucy McLean

FAX:     +27-11-3741060

FROM:    Investec Bank Limited

SUBJECT: Forward Bullion Transaction

REF No.: CD7I288

1) The purpose of this communication is to set forth the terms and conditions of the transaction referred to above and entered into on the Trade Date specified below (the "Transaction") between Investec Bank Limited ("Investec") and Durban Roodepoort Deep ("Counterparty"). This communication constitutes a Confirmation as referred to in the Agreement specified below.

1. This Confirmation is subject to, and incorporates, the 2000 ISDA Definitions and the 1987 ISDA Bullion Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will prevail.

2. If Investec and Counterparty are parties to the 1992 ISDA Master Agreement, (the "Agreement"), this Transaction and Confirmation supplements, forms part of and is subject to such Agreement. If Investec and Counterparty are not yet parties to the Agreement, both parties agree to use best efforts to promptly negotiate, execute and deliver the Agreement, including a standard form of Schedule and any addenda that may from time to time be required by the 26th of February 2004. Upon execution and delivery of the Agreement this Transaction and Confirmation shall supplement, form part of and be subject to such Agreement and will constitute a single agreement between the parties. Until such Agreement has been executed and delivered, this Transaction and Confirmation (together with all other Transactions and Confirmations previously entered into between us, notwithstanding anything to the contrary therein) shall supplement, form part of and be subject to the 1992 ISDA Master Agreement, as if, on the Trade Date of the first such Transaction between the parties, the parties had executed that agreement (without any Schedule thereto) and specified that the Automatic Early Termination provisions contained in Section 6(a) of such agreement would not apply and that in the event of an Early Termination Date being designated a net payment amount in respect of the Terminated Transactions will be determined in accordance with the early termination payment calculation provisions of Section 8(e)(i) based on a payment measure of Market Quotation and a payment method of Second Method.

3. Investec and Counterparty represent to each other that it has entered to this Transaction in reliance upon such tax, accounting, regulatory, legal and financial advice as it deemed necessary and not upon any view expressed by the other party.

4. The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                         4th February 2004
Purchaser of Bullion:               Counterparty
Seller of Bullion:                  Investec
Bullion:                            Gold
Number of Ounces:                   15,000
Contract Price:                     F2192/oz
Value Date:                         30th July 2004
Settlement Date:                    16th August 2004
Settlement Price:                   The arithmetic average Rand Gold Spot Price.
Rand Gold Spot Price:               The product of GOLD-FIX-AM and the USD/ZAR
                                    spot rate, as shown on the Reuters page
                                    "GOFO" at approximately 11am London time on
                                    each Reset Date. Should this rate be
                                    unavailable, the Calculation Agent will
                                    determine such rates, in a commercially
                                    reasonably manner.
Cash Payment:                       R10,176,209
Cash Payment Date:                  12th March 2004
Reset Dates:                        Daily each business day during July 2004
Consequences of Settlement
Disruption Events:                  Negotiation
Business Days:                      London and Johannesburg
Calculation Agent:                  Investec
Governing Law:                      Governed by and construed in accordance with
                                    the laws in force in South Africa unless otherwise agreed in the Agreement

5.    Counterparty hereby agrees (a) to check this Confirmation (Reference No:
      CD 71288 carefully and immediately upon receipt so that errors and discrepancies can be promptly identified and rectified, (b) to confirm that the foregoing correctly sets forth the terms of the agreement between Investec and Counterparty with respect to the particular Transaction to which this Confirmation relates and (c) to confirm knowledge of the terms and conditions of the ISDA Agreement by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Investec, facsimile, 0027 11 291 1020.

Yours,

Investec Bank Limited

Signed: ___________________________
Title: ____________________________
Date: _____________________________

Agreed and Accepted By:
Durban Roodepoort Deep

Signed: /s/ L. McClean
        ---------------------------
Title: ____________________________
Date: _____________________________

[Investec logo]

                                  CONFIRMATION

DATE:       6th February 2004

TO:         Andisa Treasury Solutions - favour of Durban Roodepoort Deep

ATTN:       Lucy McLean

FAX:        +27-11-3741060

FROM:       Investec Bank Limited

SUBJECT:    Forward Bullion Transaction

REF No.:    CD71567

1. The purpose of this communication is to set forth the terms and conditions of the transaction referred to above and entered into on the Trade Date specified below (the "Transaction") between Investec Bank Limited ("Investec") and Durban Roodepoort Deep ("Counterparty"). This communication constitutes a Confirmation as referred to in the Agreement specified below.

2. This Confirmation is subject to, and incorporates, the 2000 ISDA Definitions and the 1997 ISDA Bullion Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will prevail.

3. If Investec and Counterparty are parties to the 1992 ISDA Master Agreement, (the "Agreement"), this Transaction and Confirmation supplements, forms part of and is subject to such Agreement. If Investec and Counterparty are not yet parties to the Agreement, both parties agree to use best efforts to promptly negotiate, execute and deliver the Agreement, including a standard form of Schedule and any addenda that may from time to time be required by the 26th of February 2004. Upon execution and delivery of the Agreement this Transaction and Confirmation shall supplement, form part of and be subject to such Agreement and will constitute a single agreement between the parties. Until such Agreement has been executed and delivered, this Transaction and Confirmation (together with all other Transactions and Confirmations previously entered into between us, notwithstanding anything to the contrary therein) shall supplement, form part of and be subject to the 1992 ISDA Master Agreement, as if, on the Trade Date of the first such Transaction between the parties, the parties had executed that agreement (without any Schedule thereto) and specified that the Automatic Early Termination provisions contained in Section 6(a) of such agreement would not apply and that in the event of an Early Termination Date being designated a net payment amount in respect of the Terminated Transactions will be determined in accordance with the early termination payment calculation provisions of Section 6(a)(i) based on a payment measure of Market Quotation and a payment method of Second Method.

4. Investec and Counterparty represent to each other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal and financial advice as it deemed necessary and not upon any view expressed by the other party.

5. The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                         6th February 2004
Purchaser of Bullion:               Counterparty
Seller of Bullion:                  Investec
Bullion:                            Gold
Number of Ounces:                   15,000
Additional Payment:                 On 12th March 2004 Counterparty shall pay to
                                    Investec R10,325,695
Contract Price:                     R2192/oz
Value Date:                         31st August 2004
Settlement Date:                    15th September 2004
Settlement Price:                   The arithmetic average Rand Gold Spot Price.
Rand Gold Spot Price:               The product of GOLD-FIX-AM and the USD/ZAR
                                    spot rate, as shown on the Reuters page
                                    "GOFO" at approximately 11am London time on
                                    each Reset Date. Should this rate be
                                    unavailable, the Calculation Agent will
                                    determine such rates, in a commercially
                                    reasonably manner.
Reset Dates:                        Daily each Business Day during August 2004
Consequences of Settlement
Disruption Events:                  Negotiation
Business Days:                      London and Johannesburg
Calculation Agent:                  Investec
Governing Law:                      Governed by and construed in accordance with
                                    the laws in force in South Africa unless otherwise agreed in the Agreement

6.    Counterparty hereby agrees (a) to check this Confirmation (Reference No:
      CD 71587 carefully and immediately upon receipt so that errors and discrepancies can be promptly identified and rectified, (b) to confirm that the foregoing correctly sets forth the terms of the agreement between Investec and Counterparty with respect to the particular Transaction to which this Confirmation relates and (c) to confirm knowledge of the terms and conditions of the ISDA Agreement by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Investec, facsimile, 0027 11 291 1020.

Yours,

Investec Bank Limited

Signed: ___________________________
Title: ____________________________
Date: _____________________________

Agreed and Accepted By:
Durban Roodepoort Deep

Signed: /s/ L. McClean
        ---------------------------
Title: ____________________________
Date: _____________________________

[Investec logo]

                                  CONFIRMATION

DATE:       6th February 2004

TO:         Andisa Treasury Solutions - favour of Durban Roodepoort Deep

ATTN:       Lucy McLean

FAX:        +27-11-3741060

FROM:       Investec Bank Limited

SUBJECT:    Forward Bullion Transaction

REF No.:    CD71679

1. The purpose of this communication is to set forth the terms and conditions of the transaction referred to above and entered into on the Trade Date specified below (the "Transaction") between Investec Bank Limited ("Investec") and Durban Roodepoort Deep ("Counterparty"). This communication constitutes a Confirmation as referred to in the Agreement specified below.

2. This Confirmation is subject to, and incorporates, the 2000 ISDA Definitions and the 1997 ISDA Bullion Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will prevail.

3. If Investec and Counterparty are parties to the 1992 ISDA Master Agreement, (the "Agreement"), this Transaction and Confirmation supplements, forms part of and is subject to such Agreement. If Investec and Counterparty are not yet parties to the Agreement, both parties agree to use best efforts to promptly negotiate, execute and deliver the Agreement, including a standard form of Schedule and any addenda that may from time to time be required by the 26th of February 2004. Upon execution and delivery of the Agreement this Transaction and Confirmation shall supplement, form part of and be subject to such Agreement and will constitute a single agreement between the parties. Until such Agreement has been executed and delivered, this Transaction and Confirmation (together with all other Transactions and Confirmations previously entered into between us, notwithstanding anything to the contrary therein) shall supplement, form part of and be subject to the 1992 ISDA Master Agreement, as if, on the Trade Date of the first such Transaction between the parties, the parties had executed that agreement (without any Schedule thereto) and specified that the Automatic Early Termination provisions contained in Section 6(a) of such agreement would not apply and that in the event of an Early Termination Date being designated a net payment amount in respect of the Terminated Transactions will be determined in accordance with the early termination payment calculation provisions of Section 6(e)(i) based on a payment measure of Market Quotation and a payment method of Second Method.

4. Investec and Counterparty represent to each other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal and financial advice as it deemed necessary and not upon any view expressed by the other party.

5. The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                         6th February 2004
Purchaser of Bullion:               Counterparty
Seller of Bullion:                  Investec
Bullion:                            Gold
Number of Ounces:                   15,000
Additional Payment:                 On 12th March 2004 Counterparty shall pay to
                                    Investec R11,123,754.
Contract Price:                     R2192/oz
Value Date:                         30th September 2004
Settlement Date:                    15th October 2004
Settlement Price:                   The arithmetic average Rand Gold Spot Price.
Rand Gold Spot Price:               The product of GOLD-FIX-AM and the USD/ZAR
                                    spot rate, as shown on the Reuters page
                                    "GOFO" at approximately 11am London time on
                                    each Reset Date. Should this rate be
                                    unavailable, the Calculation Agent will
                                    determine such rates, in a commercially
                                    reasonably manner.
Reset Dates:                        Daily each Business Day during September
                                    2004
Consequences of Settlement
Disruption Events:                  Negotiation
Business Days:                      London and Johannesburg
Calculation Agent:                  Investec
Governing Law:                      Governed by and construed in accordance with
                                    the laws in force in South Africa unless otherwise agreed in the Agreement

6.    Counterparty hereby agrees (a) to check this Confirmation (Reference No:
      CD 71679 carefully and immediately upon receipt so that errors and discrepancies can be promptly identified and rectified, (b) to confirm that the foregoing correctly sets forth the terms of the agreement between Investec and Counterparty with respect to the particular Transaction to which this Confirmation relates and (c) to confirm knowledge of the terms and conditions of the ISDA Agreement by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Investec, facsimile, 0027 11 291 1020.

Yours,

Investec Bank Limited

Signed: ____________________________
Title: _____________________________
Date: ______________________________

Agreed and Accepted By:
Durban Roodepoort Deep

Signed: /s/ L. McClean
        ----------------------------
Title: _____________________________
Date: ______________________________

[Investec logo]

                                  CONFIRMATION

DATE:       10th February 2004

TO:         Andisa Treasury Solutions - favour of Durban Roodepoort Deep

ATTN:       Lucy McLean

FAX:        +27-11-3741060

FROM:       Investec Bank Limited

SUBJECT:    Forward Bullion Transaction

REF No.:    CD72430

1. The purpose of this communication is to set forth the terms and conditions of the transaction referred to above and entered into on the Trade Date specified below (the "Transaction") between Investec Bank Limited ("Investec") and Durban Roodepoort Deep ("Counterparty"). This communication constitutes a Confirmation as referred to in the Agreement specified below.

2. This Confirmation is subject to, and incorporates, the 2000 ISDA Definitions and the 1997 ISDA Bullion Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will prevail.

3. If Investec and Counterparty are parties to the 1992 ISDA Master Agreement, (the "Agreement"), this Transaction and Confirmation supplements, forms part of and is subject to such Agreement. If Investec and Counterparty are not yet parties to the Agreement, both parties agree to use best efforts to promptly negotiate, execute and deliver the Agreement, including a standard form of Schedule and any addenda that may from time to time be required by the 26th February 2004. Upon execution and delivery of the Agreement this Transaction and Confirmation shall supplement, form part of and be subject to such Agreement and will constitute a single agreement between the parties. Until such Agreement has been executed and delivered, this Transaction and Confirmation (together with all other Transactions and Confirmations previously entered into between us, notwithstanding anything to the contrary therein) shall supplement, form part of and be subject to the 1992 ISDA Master Agreement, as if, on the Trade Date of the first such Transaction between the parties, the parties had executed that agreement (without any Schedule thereto) and specified that the Automatic Early Termination provisions contained in Section 6(a) of such agreement would not apply and that in the event of an Early Termination Date being designated a net payment amount in respect of the Terminated Transactions will be determined in accordance with the early termination payment calculation provisions of Section 6(e)(i) based on a payment measure of Market Quotation and a payment method of Second Method.

4. Investec and Counterparty represent to each other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal and financial advice as it deemed necessary and not upon any view expressed by the other party.

5. The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                         10th February 2004
Purchaser of Bullion:               Counterparty
Seller of Bullion:                  Investec
Bullion:                            Gold
Number of Ounces:                   15,000
Contract Price:                     R2256/oz
Value Date:                         29th October 2004
Settlement Date:                    15th November 2004
Settlement Price:                   The arithmetic average Rand Gold Spot Price.
Rand Gold Spot Price:               The product of GOLD-FIX-AM and the USD/ZAR
                                    spot rate, as shown on the Reuters page
                                    "GOFO" at approximately 11am London time on
                                    each Reset Date. Should this rate be
                                    unavailable, the Calculation Agent will
                                    determine such rates, in a commercially
                                    reasonably manner.
Cash Payment:                       R10,898,617
Cash Payment Date:                  12th March 2004
Cash Payer:                         Counterparty
Reset Dates:                        Daily each business day during October 2004
Consequences of Settlement
Disruption Events:                  Negotiation
Business Days:                      London and Johannesburg
Calculation Agent:                  Investec
Governing Law:                      Governed by and construed in accordance with
                                    the laws in force in South Africa unless otherwise agreed in the Agreement

6.    Counterparty hereby agrees (a) to check this Confirmation (Reference No:
      CD 72430 carefully and immediately upon receipt so that errors and discrepancies can be promptly identified and rectified, (b) to confirm that the foregoing correctly sets forth the terms of the agreement between Investec and Counterparty with respect to the particular Transaction to which this Confirmation relates and (c) to confirm knowledge of the terms and conditions of the ISDA Agreement by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Investec, facsimile, 0027 11 291 1020.

Yours,

Investec Bank Limited

Signed: ____________________________
Title: _____________________________
Date: ______________________________

Agreed and Accepted By:
Durban Roodepoort Deep

Signed: /s/ L. McClean
        ----------------------------
Title: _____________________________
Date: ______________________________

[Investec logo]

                                  CONFIRMATION

DATE:       11th February 2004

TO:         Andisa Treasury Solutions - favour of Durban Roodepoort Deep

ATTN:       Lucy McLean

FAX:        +27-11-3741060

FROM:       Investec Bank Limited

SUBJECT:    Forward Bullion Transaction

REF No.:    CD72431

1. The purpose of this communication is to set forth the terms and conditions of the transaction referred to above and entered into on the Trade Date specified below (the "Transaction") between Investec Bank Limited ("Investec") and Durban Roodepoort Deep ("Counterparty"). This communication constitutes a Confirmation as referred to in the Agreement specified below.

2. This Confirmation is subject to, and incorporates, the 2000 ISDA Definitions and the 1997 ISDA Bullion Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will prevail.

3. If Investec and Counterparty are parties to the 1992 ISDA Master Agreement, (the "Agreement"), this Transaction and Confirmation supplements, forms part of and is subject to such Agreement. If Investec and Counterparty are not yet parties to the Agreement, both parties agree to use best efforts to promptly negotiate, execute and deliver the Agreement, including a standard form of Schedule and any addenda that may from time to time be required by the 26th February 2004. Upon execution and delivery of the Agreement this Transaction and Confirmation shall supplement, form part of and be subject to such Agreement and will constitute a single agreement between the parties. Until such Agreement has been executed and delivered, this Transaction and Confirmation (together with all other Transactions and Confirmations previously entered into between us, notwithstanding anything to the contrary therein) shall supplement, form part of and be subject to the 1992 ISDA Master Agreement, as if, on the Trade Date of the first such Transaction between the parties, the parties had executed that agreement (without any Schedule thereto) and specified that the Automatic Early Termination provisions contained in Section 6(a) of such agreement would not apply and that in the event of an Early Termination Date being designated a net payment amount in respect of the Terminated Transactions will be determined in accordance with the early termination payment calculation provisions of Section 6(e)(i) based on a payment measure of Market Quotation and a payment method of Second Method.

5. Investec and Counterparty represent to each other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal and financial advice as it deemed necessary and not upon any view expressed by the other party.

6. The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                         11th February 2004
Purchaser of Bullion:               Counterparty
Seller of Bullion:                  Investec
Bullion:                            Gold
Number of Ounces:                   15,000
Contract Price:                     R2256/oz
Value Date:                         30th November 2004
Settlement Date:                    15th December 2004
Settlement Price:                   The arithmetic average Rand Gold Spot Price.
Rand Gold Spot Price:               The product of GOLD-FIX-AM and the USD/ZAR
                                    spot rate, as shown on the Reuters page
                                    "GOFO" at approximately 11am London time on
                                    each Reset Date. Should this rate be
                                    unavailable, the Calculation Agent will
                                    determine such rates, in a commercially
                                    reasonably manner.
Cash Payment:                       R10,851,298
Cash Payment Date:                  12th March 2004
Cash Payer:                         Counterparty
Reset Dates:                        Daily each business day during November 2004
Consequences of Settlement
Disruption Events:                  Negotiation
Business Days:                      London and Johannesburg
Calculation Agent:                  Investec
Governing Law:                      Governed by and construed in accordance with
                                    the laws in force in South Africa unless otherwise agreed in the Agreement

6.    Counterparty hereby agrees (a) to check this Confirmation (Reference No:
      CD 72431 carefully and immediately upon receipt so that errors and discrepancies can be promptly identified and rectified, (b) to confirm that the foregoing correctly sets forth the terms of the agreement between Investec and Counterparty with respect to the particular Transaction to which this Confirmation relates and (c) to confirm knowledge of the terms and conditions of the ISDA Agreement by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Investec, facsimile, 0027 11 291 1020.

Yours,

Investec Bank Limited

Signed: ____________________________
Title: _____________________________
Date: ______________________________

Agreed and Accepted By:
Durban Roodepoort Deep

Signed: /s/ L. McClean
        ----------------------------
Title: _____________________________
Date: ______________________________

[Investec logo]

                                  CONFIRMATION

DATE:       12th February 2004

TO:         Andisa Treasury Solutions - favour of Durban Roodepoort Deep

ATTN:       Lucy McLean

FAX:        +27-11-3741060

FROM:       Investec Bank Limited

SUBJECT:    Forward Bullion Transaction

REF No.:    CD72432

1. The purpose of this communication is to set forth the terms and conditions of the transaction referred to above and entered into on the Trade Date specified below (the "Transaction") between Investec Bank Limited ("Investec") and Durban Roodepoort Deep ("Counterparty"). This communication constitutes a Confirmation as referred to in the Agreement specified below.

2. This Confirmation is subject to, and incorporates, the 2000 ISDA Definitions and the 1997 ISDA Bullion Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will prevail.

3. If Investec and Counterparty are parties to the 1992 ISDA Master Agreement, (the "Agreement"), this Transaction and Confirmation supplements, forms part of and is subject to such Agreement. If Investec and Counterparty are not yet parties to the Agreement, both parties agree to use best efforts to promptly negotiate, execute and deliver the Agreement, including a standard form of Schedule and any addenda that may from time to time be required by the 26th February 2004. Upon execution and delivery of the Agreement this Transaction and Confirmation shall supplement, form part of and be subject to such Agreement and will constitute a single agreement between the parties. Until such Agreement has been executed and delivered, this Transaction and Confirmation (together with all other Transactions and Confirmations previously entered into between us, notwithstanding anything to the contrary therein) shall supplement, form part of and be subject to the 1992 ISDA Master Agreement, as if, on the Trade Date of the first such Transaction between the parties, the parties had executed that agreement (without any Schedule thereto) and specified that the Automatic Early Termination provisions contained in Section 6(a) of such agreement would not apply and that in the event of an Early Termination Date being designated a net payment amount in respect of the Terminated Transactions will be determined in accordance with the early termination payment calculation provisions of Section 6(e)(i) based on a payment measure of Market Quotation and a payment method of Second Method.

4. Investec and Counterparty represent to each other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal and financial advice as it deemed necessary and not upon any view expressed by the other party.

5. The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                         12th February 2004
Purchaser of Bullion:               Counterparty
Seller of Bullion:                  Investec
Bullion:                            Gold
Number of Ounces:                   15,000
Contract Price:                     R2256/oz
Value Date:                         31st December 2004
Settlement Date:                    17th January 2005
Settlement Price:                   The arithmetic average Rand Gold Spot Price.
Rand Gold Spot Price:               The product of GOLD-FIX-AM and the USD/ZAR
                                    spot rate, as shown on the Reuters page
                                    "GOFO" at approximately 11am London time on
                                    each Reset Date. Should this rate be
                                    unavailable, the Calculation Agent will
                                    determine such rates, in a commercially
                                    reasonably manner.
Cash Payment:                       R10,499,582
Cash Payment Date:                  12th March 2004
Cash Payer:                         Counterparty
Reset Dates:                        Daily each business day during December 2004
Consequences of Settlement
Disruption Events:                  Negotiation
Business Days:                      London and Johannesburg
Calculation Agent:                  Investec
Governing Law:                      Governed by and construed in accordance with
                                    the laws in force in South Africa unless otherwise agreed in the Agreement

6.    Counterparty hereby agrees (a) to check this Confirmation (Reference No:
      CD 72432 carefully and immediately upon receipt so that errors and discrepancies can be promptly identified and rectified, (b) to confirm that the foregoing correctly sets forth the terms of the agreement between Investec and Counterparty with respect to the particular Transaction to which this Confirmation relates and (c) to confirm knowledge of the terms and conditions of the ISDA Agreement by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Investec, facsimile, 0027 11 291 1020.

Yours,

Investec Bank Limited

Signed: ____________________________
Title: _____________________________
Date: ______________________________

Agreed and Accepted By:
Durban Roodepoort Deep

Signed: /s/ L. McClean
        ----------------------------
Title: _____________________________
Date: ______________________________

ESKOM LETTERHEAD

Durban Roodepoort Deep Ltd
Attention: I L Murray / Alet Beyers
PO Box 390
Fax (011) 482 4643
MARAISBURG
1700

Date/Datum           Your Ref./ U Verw.    Our Ref./Ons Verw.    Enquiries/Navre
18 September 2000                                                Colin McIntyre
                                                                 Tel 011 8002947
                                                                 Fax 011 8004499

Dear Sir

CONFIRMATION OF TRANSACTION UNDER ISDA

ESKOM is pleased to confirm the following Transaction concluded on 14 September 2000 (the "Trade Date") with Durban Roodepoort Deep Ltd. ("Durban"). This confirmation is intended to be a "Confirmation" as such term is used in the Master Form defined below.

PART I FORWARD SALE OF ELECTRICITY

Buyer: Durban Group (Consisting of Buffelsfontein Gold Mines Limited [including its division of Hartebeestfontein Gold Mining Company Limited], Blyvooruitzicht Gold Mining Company Limited [including its division of Doornfontein Gold Mining Company Limited], Crown Gold Recoveries (Pty) Limited). The listing is for convenience to both parties and that it is DRD which is contracting as principal with ESKOM on behalf of the above listed companies.

Seller:                             ESKOM

Commodity:                          Electricity

Effective Date:                     1 October, 2000

Termination Date:                   30 September, 2006

Calculation Periods:                60 consecutive monthly period from and
                                    including the month beginning on the
                                    Effective Date to and including the month ending on the Termination Date.

Minimum Offtake:                    75 GWh/mth

Price: For each Calculation Period an amount equal to the ESKOM Standard Tariff in effect during such calculation period.

Payment Dates:                      15th day of the calendar month next
                                    following the end of each Calculation Period during the term of the Transaction.

Settlement:                         Cash settlement in ZAR on each Payment Date,
                                    provided, however, that if such date is not a Business Day the applicable Payment Date shall be the immediately following Business
                                    Day.

PART II GOLD PRICE ADJUSTMENT TO STANDARD TARIFF LEVIED UPON ESKOM GROUP

Effective Date:                     1 October, 2000

Termination Date:                   30 September, 2005

Calculation Periods:                64 consecutive monthly periods from and
                                    including the month beginning on the
                                    Effective Date to and including the month ending on the Termination Date

Commodity:                          Gold (minimum 0.995 fine, London good
                                    delivery form)

Gold Price Adjustment:              15,000* Gold Price Adjustment Mechanism

Gold Price Adjustment               The difference between:
Mechanism:

                                    (i)   (A) ZAR 2505/oz/FTO for each
                                          Calculation Period from and including
                                          the October 2000 to and including the
                                          September 2001 Calculation Period;

                                          (B) ZAR 2569/oz/FTO for each
                                          Calculation Period from and including
                                          the October 2001 to and including the
                                          September 2002 Calculation Period;

                                          (C) ZAR 2128/oz/FTO for each
                                          Calculation Period from and including
                                          the October 2002 to and including the
                                          September 2003 Calculation Period;

                                          (D) ZAR 2192/oz/FTO for each
                                          Calculation Period from and including
                                          the October 2003 to and including the
                                          September 2004 Calculation Period;

                                          (E) ZAR 2256/oz/FTO for each
                                          Calculation Period from and including
                                          the October 2004 to and including the
                                          September 2005 Calculation Period; and

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

                                    (ii)  for the applicable Calculation Period
                                          an amount equal to the arithmetic
                                          average of the London PM fix for each
                                          Business Day in such Calculation
                                          Period.

Payment Instruction:                On each Payment Date, the Gold Price
                                    Adjustment will be cash settled in ZAR.

                                    For clarity, a positive gold price
                                    adjustment (i.e. where (i) > (ii) in the aforementioned gold price adjustment mechanism) will result in a gold price adjustment in Durban Group's favour. A negative gold price adjustment (ie. where
                                    (i) < or = (ii) in the aforementioned gold price adjustment mechanism) will result in a gold price adjustment in Eskom's favour.

Payment Dates:                      15th day of the calendar month next
                                    following the end of each Calculation Period during the term of the Transaction

Settlement:                         Cash settlement in ZAR on each Payment Date,
                                    provided, however, that if such date is not a Business Day the applicable Payment Date shall be the immediately following Business
                                    Day.

OTHER PROVISIONS

Calculation Agent:                  J. Aron & Company

Fallback Prices/Rate:               If any rate or price referenced above is
                                    unavailable as of the applicable time on a Business Day or would not produce a commercial reasonable result then such rate shall be determined by ESKOM in a commercially reasonable manner.

Payment Netting:                    If the payment dates for this transaction
                                    and any other forward, swap or option
                                    transaction entered into between the
                                    parties shall fall on the same day and if the payment obligations thereof shall be denominated in the same currency, such payments shall be made on a net basis so that the party obligated to pay the larger amount shall day the other party an amount equal to the excess of the larger aggregate amount over the smaller aggregate amount or if such amounts are equal, no payment shall be made.

Representations:                    ESKOM shall have the option to terminate
                                    this Transaction upon 5 Business Days
                                    written notice if at any time the
                                    transaction between ESKOM and J. Aron &
                                    Company dated the date hereof (the "Related
                                    Hedge") shall be closed out

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

                                    and terminated, provided, however, that no payment of Termination Value shall be due under this Transaction until any termination value payment under the Related Hedge is due. ESKOM and Durban agree that the Termination Value of this Transaction shall equal the Termination Value of the Related Hedge, provided that the obligations incurred by Eskom under the related hedge are based on this transaction. ESKOM agrees it shall give Durban prompt written notice of the occurrence of any Termination Event with respect to the Related Hedge.

General: This Confirmation shall be governed by and construed in accordance with South African law without regard to conflicts of law rules.

                                    Upon execution of a master agreement, this confirmation shall constitute a supplement to, form a part of and be subject to such master agreement. This confirmation, together with any other confirmations entered into by the parties and together with such master agreement, if and when executed, shall constitute a single agreement between the parties.

Banking instructions:               1.    For Eskom:
                                          Standard Corporate & Merchant
                                          International Division Eskom
                                          Account number 7330005

                                    2.    For Durban Roodepoort Deep
                                          DRD TREASURY
                                          Absa Main Street Branch
                                          Account number 01007611923

This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, this Confirmation will supplement, form a part of, and be subject to our ISDA Master Agreement of 13 September 2000 ("the Master Agreement"). All provisions contained in or incorporated by reference in the Master Agreement upon its execution will govern this Confirmation.

This Confirmation is subject to the 1991 ISDA Definitions and the 1993 ISDA Commodity Derivatives Definitions, as published by the International Swaps and Derivatives Association, Inc. ("ISDA") as amended, supplemented, updated, and superseded from time to time (together, the "Definitions"), and will be governed in all respects by the Definitions (except that references to "Swap Transactions" in the Definitions will be deemed to be references to "Transactions").

The Definitions, as so modified, are incorporated by reference in, and made part of, this Confirmation as if set forth in full herein. Subject to Section 1(b) of the Master Agreement, in the event of any inconsistency between the provisions of this Confirmation, and the Definitions, this Confirmation will prevail for the purpose of the Transaction.

Please sign below indicating your agreement to the above and return to fax number +27 11 800-4499.

Many thanks for this business.

Regards,

ESKOM

___________________________                    ________________________________
Signature                                      Print Name

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

ESKOM LETTERHEAD

Durban Roodepoort Deep Ltd
Attention: I L Murray / Alet Beyers
PO Box 390
Fax (011) 482 4643
MARAISBURG
1700

Date                                                            Enquiries
22 November 2000                                                Colin McIntyre
                                                                Tel 011 8002947
                                                                Fax 011 8004499

Dear Sir

AMENDMENT AGREEMENT TO CONFIRMATION OF TRANSACTION UNDER ISDA

Reference is made to the confirmation of 18 September 2000 between Eskom and Durban Roodepoort Deep Ltd.

For the sake of clarity, amendment is made to Part II, "Calculation Periods" definition thereof, to include the following breakdown as Table I:

TABLE I

CALCULATION PERIOD              CALCULATION PERIOD
   START DATE                       END DATE                 PAYMENT DATE
------------------              ------------------           ------------
   02 Oct 2000                      31 Oct 2000              15 Nov 2000
   01 Nov 2000                      30 Nov 2000              15 Dec 2000
   01 Dec 2000                      29 Dec 2000              16 Jan 2001
   01 Jan 2001                      31 Jan 2001              15 Feb 2001
   01 Feb 2001                      28 Feb 2001              15 Mar 2001
   01 Mar 2001                      30 Mar 2001              17 Apr 2001
   02 Apr 2001                      30 Apr 2001              15 May 2001
   01 May 2001                      31 May 2001              15 Jun 2001
   01 Jun 2001                      29 Jun 2001              16 Jul 2001
   02 Jul 2001                      31 Jul 2001              15 Aug 2001
   01 Aug 2001                      31 Aug 2001              17 Sep 2001
   03 Sep 2001                      28 Sep 2001              15 Oct 2001
   01 Oct 2001                      31 Oct 2001              15 Nov 2001
   01 Nov 2001                      30 Nov 2001              18 Dec 2001
   03 Dec 2001                      31 Dec 2001              15 Jan 2002
   01 Jan 2002                      31 Jan 2002              15 Feb 2002
   01 Feb 2002                      28 Feb 2002              15 Mar 2002

CALCULATION PERIOD              CALCULATION PERIOD
   START DATE                       END DATE                 PAYMENT DATE
------------------              ------------------           ------------
   01 Mar 2002                      29 Mar 2002              15 Apr 2002
   01 Apr 2002                      30 Apr 2002              15 May 2002
   01 May 2002                      31 May 2002              18 Jun 2002
   03 Jun 2002                      28 Jun 2002              15 Jul 2002
   01 Jul 2002                      31 Jul 2002              15 Aug 2002
   01 Aug 2002                      30 Aug 2002              16 Sep 2002
   02 Sep 2002                      30 Sep 2002              15 Oct 2002
   01 Oct 2002                      31 Oct 2002              15 Nov 2002
   01 Nov 2002                      29 Nov 2002              17 Dec 2002
   02 Dec 2002                      31 Dec 2002              15 Jan 2002
   01 Jan 2003                      31 Jan 2003              18 Feb 2003
   03 Feb 2003                      28 Feb 2003              17 Mar 2003
   03 Mar 2003                      31 Mar 2003              15 Apr 2003
   01 Apr 2003                      30 Apr 2003              15 May 2003
   01 May 2003                      30 May 2003              17 Jun 2003
   02 Jun 2003                      30 Jun 2003              15 Jul 2003
   01 Jul 2003                      31 Jul 2003              15 Aug 2003
   01 Aug 2003                      29 Aug 2003              15 Sep 2003
   01 Sep 2003                      30 Sep 2003              15 Oct 2003
   01 Oct 2003                      31 Oct 2003              17 Nov 2003
   03 Nov 2003                      28 Nov 2003              15 Dec 2003
   01 Dec 2003                      31 Dec 2003              15 Jan 2004
   01 Jan 2004                      30 Jan 2004              17 Feb 2004
   02 Feb 2004                      27 Feb 2004              15 Mar 2004
   01 Mar 2004                      31 Mar 2004              15 Apr 2004
   01 Apr 2004                      30 Apr 2004              17 May 2004
   03 May 2004                      31 May 2004              15 Jun 2004
   01 Jun 2004                      30 Jun 2004              15 Jul 2004
   01 Jul 2004                      30 Jul 2004              16 Aug 2004
   02 Aug 2004                      31 Aug 2004              15 Sep 2004
   01 Sep 2004                      30 Sep 2004              15 Oct 2004
   01 Oct 2004                      29 Oct 2004              15 Nov 2004
   01 Nov 2004                      30 Nov 2004              15 Dec 2004
   01 Dec 2004                      31 Dec 2004              18 Jan 2005
   03 Jan 2005                      31 Jan 2005              15 Feb 2005
   01 Feb 2005                      28 Feb 2005              15 Mar 2005
   01 Mar 2005                      31 Mar 2005              15 Apr 2005
   01 Apr 2005                      29 Apr 2005              16 May 2005
   02 May 2005                      31 May 2005              15 Jun 2005
   01 Jun 2005                      30 Jun 2005              15 Jul 2005
   01 Jul 2005                      29 Jul 2005              15 Aug 2005
   01 Aug 2005                      31 Aug 2005              15 Sep 2005
   01 Sep 2005                      30 Sep 2005              17 Oct 2005

This amendment and the above table will supplement and form part of the said Confirmation and subject to the ISDA Master Agreement between the parties.

Please counter sign below to signify your agreement to the above and return to fax number +27 11 800-4499.

Regards

Dr W J Kok
EXECUTIVE DIRECTOR (FINANCE)

ESKOM

________________________                             ___________________________
Signature                                            Print name

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